Exhibit 99.1

For Immediate Release

Cushman & Wakefield Completes Redomiciliation to Bermuda

NEW YORK, November 28, 2025 – Cushman & Wakefield plc (NYSE: CWK) (the “Company”) today announced the completion of the Company’s change of its place of incorporation from England and Wales to Bermuda (the “Redomiciliation”).

As a last step in the legal and regulatory procedures required to implement the Redomiciliation, the High Court of Justice of England and Wales sanctioned the Company’s proposed scheme of arrangement on November 25, 2025.

The Redomiciliation was completed on November 27, 2025. At completion, all issued and outstanding shares of Cushman & Wakefield plc were cancelled and extinguished, and newly issued shares of common stock (the “New Cushman & Wakefield Shares”) of Cushman & Wakefield Ltd., Cushman & Wakefield’s new Bermuda parent holding company, were issued to each shareholder on a one-for-one basis. The New Cushman & Wakefield Shares will begin trading on the New York Stock Exchange today, with the trading symbol continuing as “CWK.”

The Redomiciliation changes the jurisdiction of incorporation and governing documents of Cushman & Wakefield’s parent company, but is not expected to have any material impact on the day-to-day operations of Cushman & Wakefield’s parent company or those of its subsidiaries.

For more information on the Redomiciliation, visit https://ir.cushmanwakefield.com.

About Cushman & Wakefield

Cushman & Wakefield (NYSE: CWK) is a leading global commercial real estate services firm for property owners and occupiers with approximately 52,000 employees in nearly 400 offices and 60 countries. In 2024, the firm reported revenue of $9.4 billion across its core service lines of Services, Leasing, Capital markets, and Valuation and other. Built around the belief that Better never settles, the firm receives numerous industry and business accolades for its award-winning culture. For additional information, visit www.cushmanwakefield.com.

MEDIA CONTACT:

Aixa Velez

Corporate Communications

+1 312 424 8195

aixa.velez@cushwake.com

Forward-Looking Statements

This communication contains forward-looking statements. All statements other than statements of historical fact, including statements relating to the Redomiciliation, trends in or expectations relating to the expected effects of our initiatives, strategies and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “can,” “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “seek” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the United States Securities and Exchange Commission (“SEC”), including the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this document may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. We assume no obligation to update any of the forward-looking statements contained in this document, except as required by law.

MEDIA CONTACT:

Aixa Velez

Corporate Communications

+1 312 424 8195

aixa.velez@cushwake.com